UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2011 (March 1, 2011)

China Automotive Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-33123	33-0885775
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 1 Henglong Road, Yu Qiao Development Zone
Shashi District, Jing Zhou City
Hubei Province
People’s Republic of China
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (86) 27-5981 8527
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02     Unregistered Sale of Equity Securities

As previously disclosed in the Form 8-K filed on February 21, 2008, China Automotive Systems, Inc. (“Company”) issued convertible notes to two institutional investors with an aggregate principal amount of $35,000,000 in a transaction exempt from registration pursuant to Section 4(2) of the Securities Act.  On April 15, 2009, the Company redeemed from one of the investors convertible notes for an aggregate principal amount of $5,000,000.

On March 1, 2011, an investor converted $6,428,571 principal amount of the convertible notes at a conversion price of $7.0822 per share, and the Company issued 907,708 shares of its common stock to the investor.  No additional consideration was paid for the conversion of the convertible notes into common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Automotive Systems, Inc.
(Company)

Date: March 3, 2011	By:	/s/ Hanlin Chen
Hanlin Chen
Chairman